================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                NOVEMBER 3, 2006
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                                     CEPHEID
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           California                 000-0030755              77-0441625
         --------------               ------------         -------------------
           (State of                  (Commission           (I.R.S. Employer
         incorporation)               file number)         Identification No.)

                               904 Caribbean Drive
                               Sunnyvale, CA 94089
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (408) 541-4191
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02:        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in this report and the exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

On November 2, 2006, Cepheid held a conference call to discuss its financial results for the quarter ended September 30, 2006 and certain other information. The transcript of the conference call is attached to this report as Exhibit 99.01.

ITEM 9.01:        FINANCIAL STATEMENTS AND EXHIBITS.

                  (d)      Exhibits.

Number    Description
------    ----------------------------------------------------------------------
99.01     Third quarter 2006 conference call transcript dated November 2, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CEPHEID


Date: November 3, 2006                           By:    /S/ JOHN L. BISHOP
                                                        ------------------------
                                                 Name:  John L. Bishop
                                                 Title: Chief Executive Officer

                                  EXHIBIT INDEX

Number    Description
------    ----------------------------------------------------------------------
99.01     Third quarter 2006 conference call transcript dated November 2, 2006.